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                                                                    EXHIBIT 23.1

                        Consent of Independent Auditors

We consent to the incorporation by reference in the previously filed Registration Statements (Form S-8, Nos. 333-60629 and 33-70714) of our report dated March 9, 2001, with respect to the consolidated financial statements of Dexterity Surgical, Inc. included in the Annual Report (Form 10-KSB), as amended on Form 10-KSB/A, for the year ended December 31, 2000.

                                                           /s/ ERNST & YOUNG LLP

San Antonio, Texas
April 9, 2001